EXHIBIT 10

                                 Other Opinions:
                         Consent of Independent Auditors
            Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the use in this Post-Effective Amendment No. 8 to Registration Statement No. 333-47162 of Ameritas Variable Life Insurance Company Separate Account VA-2 of our report dated February 23, 2006, on the financial statements of the subaccounts of Ameritas Variable Life Insurance Company Separate Account VA-2, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Services" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP


Lincoln, Nebraska
April 13, 2006

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 333-47162 of Ameritas Variable Life Insurance Company Separate Account VA-2 on Form N-4 of our report dated March 2, 2006, on the statutory financial statements of Ameritas Life Insurance Corp., appearing in Exhibit (o) included in Post-Effective Amendment No. 9 to Registration Statement No. 333-71505.


/s/ Deloitte & Touche LLP


Lincoln, Nebraska
April 13, 2006

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 333-47162 of Ameritas Variable Life Insurance Company Separate Account VA-2 on Form N-4 of our report dated February 23, 2006, on the consolidated financial statements of AMAL Corporation and subsidiaries, appearing in Exhibit (o) included in Post-Effective Amendment No. 9 to Registration Statement No. 333-71505.


/s/ Deloitte & Touche LLP


Lincoln, Nebraska
April 13, 2006

INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Post-Effective Amendment No. 8 to Registration Statement No. 333-47162 of Ameritas Variable Life Insurance Company Separate Account VA-2 of our report dated March 9, 2006, on the statutory financial statements of Ameritas Variable Life Insurance Company, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Services" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP


Lincoln, Nebraska
April 13, 2006